Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iClima Distributed Renewable Energy Transition Leaders ETF
(SHFT)

listed on NYSE Arca, Inc.

December 16, 2021

Supplement to the
Summary Prospectus, dated July 21, 2021, and the Prospectus and Statement of Additional Information (“SAI”), each dated July 14, 2021, as previously supplemented

The Board of Trustees of Tidal ETF Trust (the “Trust”) has approved a change to the name of the iClima Distributed Renewable Energy Transition Leaders ETF (the “Fund”), a series of the Trust. Effective February 14, 2022, the Fund’s name will change to the iClima Distributed Smart Energy ETF. Accordingly, all references to the Fund’s name in the Summary Prospectus, Prospectus and SAI are hereby amended to reflect the Fund’s new name.

In addition, all references in the Summary Prospectus, Prospectus and SAI to the defined term “Distributed Energy Companies” are hereby revised and replaced with the defined term “Distributed Smart Energy Companies.”

The first paragraph in the subsection titled “Principal Investment Strategies – The Fund’s Investment Strategy” of the Prospectus is hereby revised and replaced with the following: “The Fund will invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in Distributed Smart Energy Companies, as defined above.” Similarly, the Fund’s non-fundamental investment restriction as set forth in the section titled “Investment Restrictions” of the SAI is hereby revised and replaced with the following: “Under normal circumstances, at least 80% of the iClima Distributed Smart Energy ETF’s net assets, plus borrowings for investment purposes, will be invested in Distributed Smart Energy Companies, as defined in the Prospectus.”

Please retain this Supplement for future reference.